Third Quarter 2006 Investor Update
Third Quarter 2006 Results

Supplemental Information

November 9, 2006

Third Quarter 2006 Investor Update
“Safe Harbor” Statement
Caution Concerning Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify those so-called “forward-looking statements” by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of those words and other comparable words.  We wish to take advantage of “safe harbor” provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control.  Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission.
Non-GAAP Financial Measures
This presentation contains certain non-GAAP financial measures. In particular, for ease of comparison to RCN’s previously reported results, the following slides include results from RCN’s California properties as if they were still reflected in continuing operations.   Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company’s Web site at www.rcn.com.

Third Quarter 2006 Investor Update
Well Positioned
for Value Creation
Attractive & Strategic
Metro Markets
Accelerating
Financial
Performance
Industry Leading
Customer Metrics
Fiber-Rich, Scalable
Network
Unique Lehigh
Valley Market

High Growth
Commercial
Business

High ROI
Expansion
Opportunities
Overview

Third Quarter 2006 Investor Update
Revenue Growth
Margin Expansion
Portfolio Mgmt
(1) Excluding $3 million benefit in Q306 from reduction in accrued programming expenses related to a change in accounting estimate
3Q06 Highlights
▪
Grew 6K customers / 12K RGU’s
▪
ARPC / Bundle rates remained strong
▪
Total revenue up 14% year-over-year
▪
Added 14K new / rebuilt homes
▪
EBITDA(1) up 37% year-over-year
▪
EBITDA(1) margin above 20%
G&A % of rev down 400bps year-over-year
▪
$11M Free Cash Flow
▪
▪
Announced sale of SF assets

Third Quarter 2006 Investor Update
RGUs (000s)
Average Revenue per Customer
Customers (000s)
% Bundled
Key Customer Metrics

Third Quarter 2006 Investor Update
▪
Leveraging our digital network
▪
Initiatives include
–
new RCN cross channel inserts
–
customer referral programs
–
search engine advertising
▪
Balanced emphasis on acquisition
& retention
Product Enhancements
Residential Growth
Sales & Marketing
New / Rebuilt Homes
▪
66K homes since June ‘05
–
60% in LHV
▪
Significant new  homes growth  potential  given  RCN franchises
–
6M licensed homes; 1.4M available
–
Estimated 400K new homes built for <$500/HP
▪
New Product Launches
–
MiVisión
–
RCN Music
–
RCN Games
–
New RCN portal
–
 Wireless reseller test
–
VoIP off-net (under development)
▪
Triple Play Success
–
YoY customer growth 5%
–
1/3 of new customers take all 3
▪
Single Product Penetration
–
Quality on-net growth
–
HSD demand continues

Third Quarter 2006 Investor Update
Q306 Revenue
Other
Transport
Internet / IP
Voice
Video
Total = $21.6M
Leased Fiber
Commercial Growth
RCN Business Solutions enters over 850 commercial buildings and carrier locations in NY, Boston, Chicago, & DC
▪
▪
Annualized revenue run rate = ~$86M
▪
Annualized EBITDA run rate = ~$20M
▪
RCN’s facilities based network is fiber-rich and   diverse creating a high margin alternative to incumbents
▪
82% of Q3 revenue is derived from transport, private network, and data products and services
2006 / 2007 investments focused on enabling advanced metro ring and inter-city service capabilities
▪

Third Quarter 2006 Investor Update
Cost Initiatives
▪
Programming
–
Launched new interactive guide, renegotiating certain contracts
▪
Network
–
Continued grooming, connect CEC fiber / NOC
▪
G&A
–
Manage headcount, taxes, support costs, etc.
–
Focus shifting towards increasing productivity through standardization / automation
▪
Sales & Marketing
–
Investments in acquisition and retention paying off
–
Focus shifting towards improving efficiency of spending

Third Quarter 2006 Investor Update
Revenue Trends
Commercial Revenue
Total Revenue
Core Residential Revenue
Other Residential Revenue(1)
(1)  Other residential revenue includes dial-up and reciprocal compensation
($ in millions)

Third Quarter 2006 Investor Update
Direct Cost
Sales, General & Administrative(3)
EBITDA & EBITDA Margin
($ in millions)
(1)  Q206 results include $5M benefit related to the settlement of disputed network costs
(2)  Q306 results include $3M benefit from reduction in accrued programming
(3)  Excludes non-cash stock based compensation
Capital Expenditures
Key Financial Trends

Third Quarter 2006 Investor Update
Strong Financial Position
Debt / Net Debt
Leverage Ratio (1)
Free Cash Flow
(1)  Calculated on a trailing 12 month basis
($ in millions)
Cash & Short Term Investments

Third Quarter 2006 Investor Update
Revenue                                                       $610 -$615M                   $616 -$618M
EBITDA                                                        $125 - $130M                  $130 - $132M
Capital Expenditures                                     $85 - $90M                      $88 - $90M
Previous                          Current
2006 Outlook